UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2024

 Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place,	New York,	New York	10003
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Consolidated Edison, Inc.,	ED	New York Stock Exchange
Common Shares ($.10 par value)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
In November 2024, a subsidiary of Consolidated Edison, Inc., Orange and Rockland Utilities, Inc. (O&R), the New York State Department of Public Service (NYSDPS) and other parties entered into a joint proposal for new electric and gas rate plans for the three-year period January 2025 through December 2027 (the Joint Proposal). The Joint Proposal is subject to approval by the New York State Public Service Commission (NYSPSC). The following tables contain a summary of the Joint Proposal.

O&R New York – Electric
Effective period	January 2025 – December 2027
Base rate changes	Yr. 1 – $(13.1) million (a) Yr. 2 – $24.8 million (a) Yr. 3 – $44.1 million (a)
Amortizations to income of net regulatory (assets) and liabilities	Yr. 1 – $(4.5) million Yr. 2 – $(5.4) million Yr. 3 – $(6.4) million
Other revenue sources	Potential earnings adjustment mechanism incentives for energy efficiency and other potential incentives of up to: Yr. 1 – $3.9 million Yr. 2 – $4.7 million Yr. 3 – $5.8 million
Revenue decoupling mechanisms	Continuation of reconciliation of actual to authorized electric delivery revenues.
Recoverable energy costs	Continuation of current rate recovery of purchased power and fuel costs.
Negative revenue adjustments	Potential charges if certain performance targets relating to service, reliability, safety and other matters are not met: Yr. 1 – $7.6 million Yr. 2 – $8.5 million Yr. 3 – $11.5 million
Regulatory reconciliations	Reconciliation of expenses for pension and other postretirement benefits, environmental remediation costs, property taxes (b), energy efficiency program (c), major storms, low-income bill credits, uncollectible expenses (d), late payment charges (d), and certain other costs to amounts reflected in rates.
Net utility plant reconciliations	Target levels reflected in rates: Electric average net plant target Yr. 1 – $1,398 million Yr. 2 – $1,471 million Yr. 3 – $1,737 million
Average rate base	Yr. 1 – $1,293 million Yr. 2 – $1,393 million Yr. 3 – $1,646 million
Capital Investments	Yr. 1 – $311 million Yr. 2 – $349 million Yr. 3 – $315 million
Weighted average cost of capital (after-tax)	Yr. 1 – 7.25 percent Yr. 2 – 7.28 percent Yr. 3 – 7.31 percent
Authorized return on common equity	9.75 percent
Earnings sharing	Most earnings above an annual earnings threshold of 10.25 percent are to be applied to reduce regulatory assets for environmental remediation and other costs accumulated in the rate year.
Cost of long-term debt	Yr. 1 – 4.95 percent Yr. 2 – 5.01 percent Yr. 3 – 5.08 percent
Common equity ratio	48 percent
(a) The Joint Proposal recommends that these base rate changes may be implemented with no change in Yr. 1 and increases of $17.7 million in each of Yr. 2 and Yr. 3.
(b) Deferrals for property taxes are limited to 90 percent of the difference from amounts reflected in rates, subject to an annual maximum for the remaining difference of not more than a maximum number of basis points impact on return on common equity: Yr. 1 - 10.0 basis points; Yr. 2 - 7.5 basis points; and Yr. 3 - 5.0 basis points.
(c) Energy efficiency costs are deferred as regulatory assets and amortized over a 15-year period. Balances are reconciled to the revenue requirement effect of actual level of cost incurred to the rate plan targets. If the NYSPSC authorizes modified energy efficiency spending budgets over the course of the rate plan, O&R will defer the impact of any variance between the level in rates and the authorized budgets for collection or refund to customers in the next base rate case.
(d)    Reconciliation of uncollectible expenses and late payment charges are subject to a combined annual threshold of $0.9 million. Once the threshold is met, O&R will defer the variance between actual uncollectible expense and late payment charge, and the level set forth in rates that is above the threshold. Recovery/refunds will be made via surcharge/sur-credit. Surcharge recovery is subject to an annual cap that produces no more than a 0.5 percent total customer bill impact.

O&R New York – Gas
Effective period	January 2025 – December 2027
Base rate changes	Yr. 1 – $3.6 million (a) Yr. 2 – $18.0 million (a) Yr. 3 – $16.5 million (a)
Amortization to income of net regulatory liabilities	Yr. 1 – $8.4 million Yr. 2 – $8.2 million Yr. 3 – $8 million
Other revenue sources	Potential positive rate adjustment for gas safety and performance of up to: Yr. 1 – $1 million Yr. 2 – $1.1 million Yr. 3 – $1.2 million
Revenue decoupling mechanisms	Continuation of reconciliation of actual to authorized gas delivery revenues.
Recoverable energy costs	Continuation of current rate recovery of purchased gas costs.
Negative revenue adjustments	Potential charges if performance targets relating to service, safety and other matters are not met: Yr. 1 – $8.4 million Yr. 2 – $9.4 million Yr. 3 – $11.1 million
Regulatory reconciliations
Reconciliation of expenses for pension and other postretirement benefits, environmental remediation costs, property taxes (b), energy efficiency program (c), low-income bill credits, uncollectible expenses (d), late payment charges (d), and certain other costs to amounts reflected in rates.

Net utility plant reconciliations	Target levels reflected in rates: Gas average net plant target Yr. 1 – $877 million Yr. 2 – $934 million Yr. 3 – $1,010 million
Average rate base	Yr. 1 – $720 million Yr. 2 – $791 million Yr. 3 – $863 million
Capital Investments	Yr. 1 – $121 million Yr. 2 – $127 million Yr. 3 – $110 million
Weighted average cost of capital (after-tax)	Yr. 1 – 7.25 percent Yr. 2 – 7.28 percent Yr. 3 – 7.31 percent
Authorized return on common equity	9.75 percent
Earnings sharing	Most earnings above an annual earnings threshold of 10.25 percent are to be applied to reduce regulatory assets for environmental remediation and other costs accumulated in the rate year.
Cost of long-term debt	Yr. 1 – 4.95 percent Yr. 2 – 5.01 percent Yr. 3 – 5.08 percent
Common equity ratio	48 percent
(a) The Joint Proposal recommends that these base rate changes may be implemented with increases of: Yr. 1 – $10.4 million; Yr. 2 - $10.4 million; and Yr. 3 -$10.4 million.
(b) Deferrals for property taxes are limited to 90 percent of the difference from amounts reflected in rates, subject to an annual maximum for the remaining difference of not more than a maximum number of basis points impact on return on common equity: Yr. 1 - 10.0 basis points; Yr. 2 - 7.5 basis points; and Yr. 3 - 5.0 basis points.
(c)    Energy efficiency costs are deferred as regulatory assets and amortized over a 15-year period. Balances are reconciled to the revenue requirement effect of actual level of cost incurred to the rate plan targets. If the NYSPSC authorizes modified energy efficiency spending budgets over the course of the rate plan, O&R will defer the impact of any variance between the level in rates and the authorized budgets for collection or refund to customers in the next base rate case.
(d)    Reconciliation of uncollectible expenses and late payment charges are subject to a combined annual threshold of $0.5 million. Once the threshold is met, O&R will defer the variance between actual uncollectible expense and late payment charge, and the level set forth in rates that is above the threshold. Recovery/refunds will be made via surcharge/sur-credit. Surcharge recovery is subject to an annual cap that produces no more than a 0.5 percent total customer bill impact.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Joseph Miller
Joseph Miller
Vice President, Controller and Chief Accounting Officer
Date: November 8, 2024